UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 19, 2009

____________________________

PACIFIC GOLD CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000- 32629	465 South Meadows Parkway – Suite 20 Reno, Nevada 89521	98-0408708
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

888-257-4193

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 – Entry into a Material Definitive Agreement

On August 19, 2009, Pacific Gold Corp. entered into definitive agreements to sell 8,002,389 shares of Oregon Gold, Inc. to an individual, Yinfang Yang, and to sell $500,000 of outstanding debt to four individuals, Fenghai Mawith, Guojun Zhu, Sufang Zheng and Jun Wu, and waive the $21,986.46 of remaining debt due from Oregon Gold, Inc.  The aggregate purchase price for the transfer of the assets is $210,000, payable in cash.  The assets do not constitute a significant part of the overall assets of Pacific Gold Corp. which will continue to hold its Nevada Rae Gold, Inc., Pilot Mountain Resources, Inc. and Fernley Gold, Inc. assets, and no shareholder approval of Pacific is being obtained for the transaction.

The agreements are subject to conditions to closing, including completion of due diligence by the buyers, the discharge of the liens on the shares and assets of Oregon Gold, Inc. held by Yorkville Advisors, and other regular closing conditions. At the closing, the current management and directors of Oregon will resign, and in their place, there will be appointed persons selected by the purchasers of the shares.

The closing is required to occur on or before August 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.

(Registrant)

Date:  August 25, 2009

By:

/s/ Robert Landau

Robert Landau, Chief Executive Officer

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